UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-06540

Name of Fund:  MuniYield Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Insured Fund, Inc., 800 Scudders Mill Road,
     Plainsboro, NJ, 08536.  Mailing address:  P.O. Box 9011,
     Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 10/31/04

Item 1 - Report to Stockholders


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Merrill Lynch Investment Managers


www.mlim.ml.com


MuniYield Insured Fund, Inc.


Annual Report
October 31, 2004



MuniYield Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863; (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



MuniYield Insured Fund, Inc.
Box 9011
Princeton, NJ  08543-9011



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MuniYield Insured Fund, Inc.



The Benefits and Risks of Leveraging


MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of October 31, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 12.82%, before the deduction of Preferred Stock.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004



A Letter From the President


Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations, which have continued to post strong earnings. Although the most impressive results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate four times in the past several months, from 1% to 2% as of the November 10 Federal Open Market Committee meeting. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly Fed policy will move from here.

With the presidential election now behind us, any politically provoked market angst should subside to some extent. The effect of oil prices, however, is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical tensions are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, the Lehman Brothers Municipal Bond Index posted a 12-month return of +6.03% and a six-month return of +4.79% as of October 31, 2004. Long-term bond yields were slightly lower at October 31, 2004 than they were a year earlier. As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund outperformed its comparable Lipper category average for the fiscal year, as we sought to limit net asset value volatility and maintain a competitive yield.


Describe the recent market environment relative to municipal bonds.

Over the past 12 months, amid considerable monthly volatility, long-term U.S. Treasury bond yields generally moved lower - despite an increase in short-term interest rates by the Federal Reserve Board (the Fed).

As the period began, long-term Treasury yields declined while their prices, which move in the opposite direction, rose. Somewhat surprisingly, this increase in bond prices came as the U.S. economy continued to improve. However, solid job creation remained elusive, producing a drag on consumer confidence. Against this backdrop, investors became convinced that the Fed would hold short-term interest rates near their historic lows, and by mid-March 2004, yields on 30-year U.S. Treasury bonds had declined to 4.65%.

In early April, however, monthly jobs reports began to show unexpectedly large gains. Consumer confidence increased, and investors started to anticipate that the Fed would soon be forced to raise short-term interest rates to ward off potential inflation.
Yields rose in response, with long-term Treasury bond yields surpassing 5.50% early in June 2004.

For the rest of the period, bond yields generally fell (and prices rose) as payroll growth began to wane and inflation appeared negligible. Although the Fed embarked on a tightening cycle with a 25 basis point (.25%) interest rate hike in June, it also telegraphed its intention to continue raising rates at a measured pace, removing earlier concerns about the potential for more dramatic increases in the near future. Despite additional Fed interest rate hikes in August and September, the prospect for a moderate tightening of monetary policy helped support higher bond prices, and lower yields, for the remainder of the Fund's fiscal year. By October 31, 2004, the 30-year Treasury bond yield stood at 4.79%, a decline of 34 basis points from a year earlier. The yield on the 10-year U.S. Treasury note was 4.02%, a 27 basis point drop during the same 12-month period.

While tax-exempt bond yields followed the same pattern as their taxable counterparts, volatility in the municipal market was more subdued. Yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 27 basis points during the past 12 months. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 22 basis points to 4.60%, while yields on 10-year AAA-rated issues dropped 28 basis points to 3.40%.

The tax-exempt market was supported by generally positive supply/ demand dynamics. While more than $360 billion in new long-term tax-exempt bonds was issued in the past 12 months, this represented a decline of approximately 6% compared to the previous year. The declining supply amid favorable demand allowed tax-exempt bond prices to perform in line with the taxable market.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2004, the Common Stock of MuniYield Insured Fund, Inc. had net annualized yields of 6.21% and 6.64%, based on a year-end per share net asset value of $15.59 and a per share market price of $14.57, respectively, and $.968 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +8.52%, based on a change in per share net asset value from $15.36 to $15.59, and assuming reinvestment of ordinary income dividends.

The Fund's total return, based on net asset value, outpaced its comparable Lipper category of Insured Municipal Debt Funds (Leveraged), which had an average return of +7.41% for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) In addition, the Fund's 12-month net yield of 6.17% exceeded that of the Lipper category average.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004



The Fund's yield curve strategies and security selection benefited performance for much of the period. Our strategy of overweighting the 15-year to 20-year segment of the curve early in the period helped the Fund's performance as the municipal yield curve steepened, causing this part of the curve to outperform both shorter maturities (10 years and shorter) and long maturities (25+ years). Late in the second quarter of 2004, the Fund shifted further out the curve due to the historically steep yield curve. Despite considerable market volatility throughout the year, our yield curve stance worked to the Fund's advantage as interest rates remained near historic lows. The Fund's overweight posture in both California exempt bonds and airport revenue bonds backed by AAA-rated insurers added to the Fund's outperformance during the period. The Fund had been overweight in California exempt bonds as the budgetary problems the state was experiencing caused their debt to trade at historically inexpensive levels. This sector performed well, especially unenhanced California general obligation bonds, as the state's finances have improved. Insured airport revenue bonds also represented value as that sector was feeling the effects of weaker airline traffic. We were careful to invest in enhanced bonds, with AAA-rated insurers backing the payments. As air traffic volume has increased, these bonds have outperformed the general market, helping the Fund's relative performance.

For the six-month period ended October 31, 2004, the total investment return on the Fund's Common Stock was +7.08%, based on a change in per share net asset value from $15.07 to $15.59, and assuming reinvestment of ordinary income dividends.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the year?

We continued to focus on buying premium-coupon bonds with longer maturities. In particular, we preferred securities in the 20-year to 30-year maturity range. Based on our observations and research, longer bonds have remained relatively stable, while bonds with 10-year to 15-year maturities have continued to be quite volatile. By taking advantage of the steep yield curve, we generally were able to increase the Fund's yield while muting its price volatility.

We increased the Fund's use of leverage during the past year, issuing an additional $130 million of Auction Market Preferred Stock
(AMPS). We used part of the proceeds from this issuance to reduce the Fund's derivative position from approximately 14% of net assets to 10%.

The Fund's income stream was adversely affected when $20 million worth of bonds issued by Burlington KC were called from the marketplace. Finally, we eliminated the Fund's exposure to tobacco bonds. In all, we were successful in our efforts to add to the Fund's yield while keeping the portfolio's credit quality high.

For the six-month period ended October 31, 2004, the Fund's Auction Market Preferred Stock had average yields of: 1.26% for Series A; 1.34% for Series B; 1.14% for Series C; 1.16% for Series D; 1.13% for Series E; 1.30% for Series F; 1.18% for Series G; 1.34% for Series H; and 1.39% for Series I. These attractive funding levels, in combination with a positively sloped yield curve, continued to provide a generous income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. While the Fed is likely to continue raising short-term interest rates, the increases are expected to be gradual and should not have an immediate material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.20% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We plan to maintain our focus on adding premium-coupon bonds with 25-year to 30-year maturities. In the current market, however, the availability of bonds offering coupons of 5.25% and higher is extremely limited. Given the relatively low yield levels, we believe supply/demand factors will become a driving force behind future municipal market performance.

We expect the market to be highly sensitive to economic news in the months ahead, contributing to continued bond price volatility. This should present the Fund with buying and selling opportunities. Similarly, the Fed and its actions will continue to bear heavily on bond values. Should the Fed continue to increase short-term interest rates at a "measured" pace over the next 12 months to 18 months, we would expect long-term bond yields to head modestly higher.


William R. Bock
Vice President and Portfolio Manager


November 12, 2004



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004


Schedule of Investments                                                                                      (In Thousands)

               S&P        Moody's      Face
State          Ratings++  Ratings++  Amount   Municipal Bonds                                                     Value
Alaska--1.7%                                  Alaska Energy Authority, Power Revenue Refunding Bonds
                                              (Bradley Lake), Fourth Series (g):
                AAA       Aaa       $ 3,695       6% due 7/01/2018                                              $     4,459
                AAA       Aaa         1,150       6% due 7/01/2020                                                    1,392
                AAA       Aaa        11,280   Alaska State Housing Finance Corporation Revenue Refunding
                                              Bonds, Series A, 5.875% due 12/01/2024 (d)(i)(j)                       11,629

Arkansas--0.1%  NR*       Aaa         1,000   University of Arkansas, University Construction Revenue
                                              Bonds (UAMS Campus), Series B, 5% due 11/01/2034 (i)                    1,024

California--    AAA       Aaa        10,000   Alameda Corridor Transportation Authority, California,
36.1%                                         Capital Appreciation Revenue Refunding Bonds, Subordinate Lien,
                                              Series A, 5.473% due 10/01/2024 (a)(f)                                  7,031
                AAA       Aaa         7,735   Anaheim, California, Public Financing Authority, Electric
                                              System Distribution Facilities Revenue Bonds, Series A, 5%
                                              due 10/01/2031 (g)                                                      7,928
                AAA       Aaa         5,000   Antioch, California, Public Finance Authority, Lease Revenue
                                              Refunding Bonds (Municipal Facilities Project), Series A, 5.50%
                                              due 1/01/2032 (i)                                                       5,400
                AAA       Aaa        10,000   California Infrastructure and Economic Development Bank, Bay
                                              Area Toll Bridges Revenue Bonds, First Lien, Series A, 5% due
                                              7/01/2025 (c)                                                          10,450
                                              California State Department of Water Resources, Power Supply
                                              Revenue Bonds, Series A:
                AAA       Aaa        10,000       5.25% due 5/01/2020 (i)                                            10,891
                BBB+      A2          3,675       5.375% due 5/01/2021                                                3,991
                AAA       Aaa        12,010       5.375% due 5/01/2022 (i)                                           13,112
                                              California State, GO:
                A         A3          9,115       5.125% due 2/01/2028                                                9,468
                AAA       NR*         7,450       DRIVERS, Series 556, 8.935% due 11/01/2011 (i)(k)                   8,715
                AAA       NR*         6,450       DRIVERS, Series 557, 8.935% due 4/01/2012 (i)(k)                    7,607
                NR*       Aaa         5,000   California State, GO, Refunding, RIB, Series 471x, 8.99%
                                              due 9/01/2024 (i)(k)                                                    6,052
                                              California State Public Works Board, Lease Revenue Bonds
                                              (Department of Corrections):
                A-        Baa1        5,500       (Department of Corrections), Series C, 5.25% due 6/01/2028          5,736
                A-        Baa1        3,755       (Department of General Services), Series D, 5.25% due 6/01/2028     3,916
                A-        Baa1        5,250       (Department of Mental Health-Coalinga State Hospital),
                                                  Series A, 5.125% due 6/01/2029                                      5,392
                A         A3         12,000   California State, Various Purpose, GO, 5.25% due 11/01/2029            12,570
                                              California Statewide Communities Development Authority:
                A         A3          7,740       Health Facility Revenue Bonds (Memorial Health Services),
                                                  Series A, 6% due 10/01/2023 (g)                                     8,345
                AAA       Aaa         4,205       Water Revenue Bonds (Pooled Financing Program), Series C,
                                                  5.25% due 10/01/2034 (g)                                            4,422
                AAA       Aaa         5,800   Fairfield-Suisun, California, Unified School District, GO
                                              (Election of 2002), 5.50% due 8/01/2028 (i)                             6,364
                AAA       Aaa        10,030   Gavilan, California, Joint Community College District, GO
                                              (Election of 2004), Series A, 5.50% due 8/01/2028 (a)                  11,005
                                              Golden State Tobacco Securitization Corporation of California,
                                              Tobacco Settlement Revenue Bonds:
                NR*       Aaa        13,500       RIB, Series 920X, 8.99% due 6/01/2033 (c)(k)                       15,866
                A-        Baa1        1,500       Series B, 5.50% due 6/01/2033                                       1,594
                A-        Baa1       12,000       Series B, 5.625% due 6/01/2038                                     12,794
                A-        Baa1        2,500       Series B, 5.50% due 6/01/2043                                       2,634
                AAA       Aaa         1,000   Long Beach, California, Harbor Revenue Refunding Bonds, AMT,
                                              Series B, 5.20% due 5/15/2027 (i)                                       1,032
                AAA       Aaa        10,000   Los Angeles, California, Community College District, GO,
                                              Series A, 5.50% due 8/01/2018 (i)                                      11,238
                                              Los Angeles, California, Department of Water and Power,
                                              Waterworks Revenue Bonds:
                AAA       Aaa        12,810       Series A, 5% due 7/01/2038 (c)                                     13,046
                AAA       Aaa        15,605       Series C, 5% due 7/01/2029 (i)                                     16,136
                AAA       Aaa         5,000   Los Angeles, California, Harbor Department Revenue Bonds,
                                              RITR, AMT, Series RI-7, 10.295% due 11/01/2026 (i)(k)                   5,769


Portfolio Abbreviations


To simplify the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DATES      Daily Adjustable Tax-Exempt Securities
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P        Moody's      Face
State          Ratings++  Ratings++  Amount   Municipal Bonds                                                     Value
California                                    Los Angeles, California, Unified School District, GO:
(concluded)     AAA       NR*      $  6,265       DRIVERS, Series 261, 8.749% due 7/01/2022 (c)(k)              $     7,532
                AAA       Aaa        18,800       Series A, 5% due 1/01/2028 (i)                                     19,454
                AAA       Aaa        11,775   Los Angeles, California, Water and Power Revenue Bonds
                                              (Power System), Series B, 5% due 7/01/2035 (g)                         12,091
                AAA       Aaa         5,500   Metropolitan Water District of Southern California, Waterworks
                                              Revenue Bonds, Series B-1, 5% due 10/01/2036 (c)                        5,651
                AAA       Aaa         3,000   Palm Springs, California, Financing Authority, Lease Revenue
                                              Refunding Bonds (Convention Center Project), Series A, 5.50%
                                              due 11/01/2029 (i)                                                      3,316
                AAA       Aaa           145   Port Oakland, California, Revenue Bonds, AMT, Series K, 5.75%
                                              due 11/01/2021 (c)                                                        159
                AAA       Aaa         9,465   Port Oakland, California, Revenue Refunding Bonds, AMT, Series L,
                                              5.375% due 11/01/2027 (c)                                               9,932
                AAA       Aaa         7,000   Port Oakland, California, Trust Receipts, Revenue Bonds, AMT,
                                              Class R, Series K, 9.374% due 11/01/2021 (c)(k)                         8,362
                AAA       Aa3        20,000   Sacramento County, California, Sanitation District Financing
                                              Authority Revenue Bonds, Series A, 5% due 12/01/2035 (a)               20,607
                                              San Diego County, California, Water Authority, Water Revenue
                                              Bonds, COP, Series A (g):
                AAA       Aaa        20,000       5% due 5/01/2030                                                   20,661
                AAA       Aaa        10,000       5% due 5/01/2031                                                   10,313
                AAA       Aaa         5,000   San Jose, California, Redevelopment Agency, Tax Allocation
                                              Bonds (Merged Area Redevelopment Project), 5% due 8/01/2025 (c)         5,208
                AAA       Aaa         6,895   San Jose, California, Redevelopment Agency, Tax Allocation
                                              Refunding Bonds (Merged Area Redevelopment Project), 5.60% due
                                              8/01/2019 (i)                                                           7,617
                A-1+      Aaa        10,445   Stanislaus, California, Waste-to-Energy Financing Agency, Solid
                                              Waste Facility Revenue Refunding Bonds (Ogden Martin System Inc.
                                              Project), VRDN, 1.75% due 1/01/2010 (h)(i)                             10,445
                AAA       Aaa         8,310   Stockton, California, Public Financing Authority, Lease Revenue
                                              Bonds (Parking & Capital Projects), 5.25% due 9/01/2034 (c)             8,773

Colorado--0.2%  A-1+      VMIG1**     1,855   Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                              VRDN, 1.74% due 5/01/2013 (a)(h)                                        1,855

Florida--3.6%   NR*       Aaa         3,500   Escambia County, Florida, Health Facilities Authority, Health
                                              Facility Revenue Bonds (Florida Health Care Facility Loan), 5.95%
                                              due 7/01/2020 (a)                                                       3,586
                                              Miami-Dade County, Florida, Aviation Revenue Refunding Bonds
                                              (Miami International Airport), AMT (c):
                AAA       Aaa        10,750       5.375% due 10/01/2025                                              11,311
                AAA       Aaa         1,000       5.375% due 10/01/2027                                               1,045
                                              Orange County, Florida, Health Facilities Authority, Hospital
                                              Revenue Bonds (Adventist Health System):
                A         A2          5,000       5.625% due 11/15/2032                                               5,266
                A         A2          2,000       5.75% due 12/01/2032                                                2,110
                A-1       VMIG1**     6,450   Pinellas County, Florida, Health Facilities Authority Revenue
                                              Refunding Bonds (Pooled Hospital Loan Program), DATES, 1.76%
                                              due 12/01/2015 (a)(h)                                                   6,450
                A-1+      VMIG1**     8,600   Sarasota County, Florida, Public Hospital Board, Hospital
                                              Revenue Bonds (Sarasota Memorial Hospital), VRDN, Series A,
                                              1.78% due 7/01/2037 (a)(h)                                              8,600

Georgia--4.1%                                 Atlanta, Georgia, Airport General Revenue Refunding Bonds (g):
                AAA       Aaa        26,500       AMT, Series A, 5.125% due 1/01/2030                                27,177
                AAA       Aaa        12,500       Series B, 5.25% due 1/01/2033                                      13,258
                A-1+      VMIG1**     2,500   Atlanta, Georgia, Water and Wastewater Revenue Bonds, VRDN,
                                              Series C, 1.74% due 11/01/2041 (g)(h)                                   2,500

Hawaii--1.6%    AAA       Aaa         2,000   Hawaii State, GO, Series CX, 5.50% due 2/01/2021 (g)                    2,236
                AAA       Aaa         1,100   Hawaii State Highway Revenue Bonds, 5.50% due 7/01/2020 (g)             1,222
                AAA       Aaa        12,845   Honolulu, Hawaii, City and County GO, Refunding, Series A,
                                              5.25% due 3/01/2028 (i)                                                13,587

Illinois--13.0% AAA       Aaa        10,000   Chicago, Illinois, GO, Refunding, Series A, 5% due 1/01/2034 (g)       10,236
                AAA       Aaa         2,350   Chicago, Illinois, Midway Airport Revenue Bonds, AMT, Series A,
                                              6.25% due 1/01/2024 (i)                                                 2,404
                AAA       Aaa        13,000   Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds,
                                              Series A, 5% due 1/01/2033 (a)                                         13,293
                                              Chicago, Illinois, O'Hare International Airport Revenue Bonds AMT:
                AAA       NR*        13,115       DRIVERS, Series 368, 8.895% due 7/01/2011 (i)(k)                   16,169
                AAA       NR*         8,600       DRIVERS, Series 369, 9.378% due 7/01/2011 (e)(k)                   10,452
                AAA       Aaa        16,685       Third Lien, Series B-2, 5.25% due 1/01/2027(i)                     17,324
                                              Chicago, Illinois, O'Hare International Airport Revenue
                                              Refunding Bonds Third Lien, AMT, Series C-2:
                AAA       Aaa        16,400       5.25% due 1/01/2030 (g)                                            16,929
                AAA       Aaa         1,500       5.25% due 1/01/2034 (e)                                             1,546


MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P        Moody's      Face
State          Ratings++  Ratings++  Amount   Municipal Bonds                                                     Value
Illinois        A-1+      VMIG1**  $  3,310   Chicago, Illinois, Second Lien Water Revenue Refunding
(concluded)                                   Bonds, VRDN, 1.76% due 11/01/2031 (h)(i)                          $     3,310
                AAA       Aaa        13,365   Cook County, Illinois, Capital Improvement, GO, Series B,
                                              5% due 11/15/2029 (i)                                                  13,748
                A-1+      VMIG1**     3,400   Illinois Health Facilities Authority, Revenue Refunding
                                              Bonds (Resurrection Health Care), VRDN, Series A, 1.75% due
                                              5/15/2029 (g)(h)                                                        3,400
                AAA       Aaa        10,000   Illinois State, GO, First Series, 5.50% due 4/01/2016 (g)              11,304
                AAA       Aa3         2,000   Illinois State Sales Tax Revenue Bonds, 6.125% due 6/15/2016            2,309
                NR*       Aaa         6,035   Mc Lean and Woodford Counties, Illinois, Community Unit, School
                                              District Number 005, GO, Refunding, 6.375% due 12/01/2016 (g)           7,187
                AAA       Aaa         4,800   Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                              State Tax Revenue Refunding Bonds (McCormick Place Expansion),
                                              Series B, 5.75% due 6/15/2023 (i)                                       5,472
                AAA       Aaa         1,000   Regional Transportation Authority, Illinois, Revenue Bonds,
                                              Series C, 7.75% due 6/01/2020 (c)                                       1,420

Indiana--6.9%   AAA       Aaa         2,250   Indiana Health Facilities Financing Authority, Hospital Revenue
                                              Bonds (Deaconess Hospital Obligated Group), Series A, 5.375%
                                              due 3/01/2034 (a)                                                       2,386
                                              Indiana Municipal Power Agency, Power Supply System Revenue
                                              Bonds, Series A (c):
                AAA       Aaa         2,850       5% due 1/01/2029                                                    2,911
                AAA       Aaa         4,350       5% due 1/01/2032                                                    4,429
                                              Indiana Transportation Finance Authority, Highway Revenue
                                              Bonds, Series A (c):
                AAA       Aaa         3,000       5.25% due 6/01/2026                                                 3,210
                AAA       Aaa        14,000       5.25% due 6/01/2028                                                14,891
                AAA       Aaa        20,000       5.25% due 6/01/2029                                                21,221
                                              Indianapolis, Indiana, Local Public Improvement Bond Bank
                                              Revenue Bonds (i):
                AAA       Aaa        15,000       (Indianapolis Airport Authority Project), AMT, Series I,
                                                  5% due 1/01/2034                                                   15,011
                AAA       Aaa         8,000       (Waterworks Project), Series A, 5.125% due 7/01/2027                8,340

Kansas--0.9%    AAA       Aaa         8,500   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                              Company Project), Series A, 5.30% due 6/01/2031 (i)                     9,046

Kentucky--0.2%  A-1+      VMIG1**     2,200   Kentucky Economic Development Finance Authority, Hospital
                                              Facilities Revenue Refunding Bonds (Baptist Healthcare), VRDN,
                                              Series C, 1.74% due 8/15/2031 (h)(i)                                    2,200

Louisiana--0.4% AAA       Aaa         3,750   Louisiana Local Government, Environmental Facilities, Community
                                              Development Authority Revenue Bonds (Capital Projects and Equipment
                                              Acquisition), Series A, 6.30% due 7/01/2030 (a)                         4,321

Massachusetts-- AAA       Aaa           355   Massachusetts Education Loan Authority, Education Loan Revenue
3.8%                                          Bonds, AMT, Issue E, Series A, 7.375% due 1/01/2012 (a)                   356
                AAA       Aaa         2,500   Massachusetts State, HFA, Housing Development Revenue Refunding
                                              Bonds, Series B, 5.40% due 12/01/2028 (i)                               2,581
                                              Massachusetts State Special Obligation Dedicated Tax Revenue
                                              Bonds (c):
                AAA       Aaa         8,460       5.25% due 1/01/2025                                                 9,070
                AAA       Aaa         6,160       5.25% due 1/01/2028                                                 6,551
                AAA       Aaa        10,000       5.75% due 1/01/2032                                                11,185
                AAA       Aaa        10,000       5% due 1/01/2034                                                   10,288

Michigan--2.5%  AAA       Aaa         9,360   Clarkston, Michigan, Community Schools, GO, 5.25% due
                                                  5/01/2029 (g)                                                       9,885
                AAA       VMIG1**     2,650   Detroit, Michigan, Sewer Disposal Revenue Bonds, Senior Lien,
                                                  VRDN, Series A, 1.74% due 7/01/2033 (g)(h)                          2,650
                                              Michigan State Strategic Fund, Limited Obligation Revenue
                                              Refunding Bonds (Detroit Edison Company Project), AMT (e):
                AAA       Aaa         8,000       Series A, 5.50% due 6/01/2030                                       8,456
                AAA       Aaa         5,000       Series C, 5.65% due 9/01/2029                                       5,286

Minnesota--1.1% AAA       Aaa        10,000   Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
                                              Commission, Airport Revenue Bonds, Series A, 5.90% due
                                              1/01/2029 (c)                                                          11,225

Missouri--0.3%  AAA       NR*           250   Missouri State Housing Development Commission, S/F Mortgage
                                              Revenue Bonds (Homeowner Loan), AMT, Series C-1, 7.15% due
                                              3/01/2032 (l)                                                             265
                AAA       Aaa         2,800   Saint Louis, Missouri, Airport Revenue Bonds (Airport Development
                                              Program), Series A, 5.625% due 7/01/2019 (i)                            3,153

Nebraska--1.6%  AAA       Aaa        16,025   Nebraska Public Power District Revenue Bonds, Series A, 5%
                                              due 1/01/2035 (a)                                                      16,427

Nevada--12.0%                                 Clark County, Nevada, Airport System Subordinate Lien Revenue
                                              Bonds, Series A-2 (c):
                AAA       Aaa        25,000       5% due 7/01/2030                                                   25,596
                AAA       Aaa        10,000       5% due 7/01/2036                                                   10,177
                                              Clark County, Nevada, IDR (Southwest Gas Corporation Project),
                                              AMT:
                AAA       Aaa        12,675       Series A, 5.25% due 7/01/2034 (a)                                  13,056
                AAA       Aaa        12,000       Series D, 3.35% due 3/01/2038 (c)                                  12,248


MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P        Moody's      Face
State          Ratings++  Ratings++  Amount   Municipal Bonds                                                     Value
Nevada          BBB+      Baa1     $  6,000   Henderson, Nevada, Health Care Facilities Revenue Bonds
(concluded)                                   (Catholic Healthcare West), Series A, 5.625% due 7/01/2024        $     6,217
                AAA       Aaa         5,000   Humboldt County, Nevada, PCR, Refunding (Sierra Pacific
                                              Project), 6.55% due 10/01/2013 (a)                                      5,231
                AAA       Aaa         3,000   Las Vegas New Convention and Visitors Authority Revenue Bonds,
                                              6% due 7/01/2019 (a)                                                    3,423
                AAA       Aaa        20,375   Nevada State, Nevada Municipal Bond Bank, GO, Series A, 5.50%
                                              due 11/01/2025 (c)                                                     21,168
                AAA       Aaa         3,130   Reno, Nevada, Capital Improvement Revenue Bonds, 5.50% due
                                              6/01/2019 (c)                                                           3,527
                                              Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
                                              Pacific Power Company), AMT:
                AAA       Aaa        15,000       6.65% due 12/01/2017 (a)                                           15,205
                AAA       Aaa         5,000       6.55% due 9/01/2020 (i)                                             5,135
                AAA       Aaa         5,000   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                              Pacific Power Company), AMT, 6.65% due 6/01/2017 (i)                    5,177

New Jersey--    AAA       Aa3        16,000   Garden State Preservation Trust of New Jersey, Open Space and
8.3%                                          Farmland Preservation Revenue Bonds, Series A, 5.75% due
                                              11/01/2028 (g)                                                         18,440
                                              New Jersey EDA, Cigarette Tax Revenue Bonds:
                BBB       Baa2        3,060       5.75% due 6/15/2029                                                 3,138
                BBB       Baa2        2,610       5.50% due 6/15/2031                                                 2,626
                BBB       Baa2       14,135       5.75% due 6/15/2034                                                14,509
                                              New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds,
                                              Series A (i):
                AAA       Aaa        14,665       5.25% due 7/01/2031                                                15,590
                AAA       Aaa        15,000       5.25% due 7/01/2033                                                15,934
                                              New Jersey EDA, School Facilities Construction Revenue Bonds,
                                                  Series I:
                AAA       Aaa         4,000       5% due 9/01/2027 (c)                                                4,169
                A+        A1          5,500       5.25% due 9/01/2028                                                 5,784
                A+        A1          3,250       5.25% due 9/01/2029                                                 3,413
                                              Newark, New Jersey, Housing Authority, Port Authority-Port Newark
                                              Marine Terminal Additional Rent-Backed Revenue Bonds (City of
                                              Newark Redevelopment Projects) (i):
                AAA       Aaa         1,500       5.50% due 1/01/2027                                                 1,647
                AAA       Aaa         1,380       5.50% due 1/01/2028                                                 1,510

New Mexico--    NR*       A2          1,605   New Mexico Educational Assistance Foundation, Student Loan
0.7%                                          Revenue Refunding Bonds (Student Loan Program), AMT, First
                                              Sub-Series A-2, 6.65% due 11/01/2025                                    1,607
                AAA       NR*           895   New Mexico Mortgage Finance Authority, S/F Mortgage Revenue Bonds,
                                              AMT, Series C-2, 6.95% due 9/01/2031 (l)                                  926
                AAA       Aaa         4,500   University of New Mexico, University Revenue Bonds, 5% due
                                              7/01/2032 (d)(g)                                                        4,569

New York--                                    Long Island Power Authority, New York, Electric System Revenue
12.2%                                         Bonds, Series A:
                A-        Baa1       10,250       5.10% due 9/01/2029                                                10,538
                AAA       Aaa        12,500       5% due 9/01/2034 (a)                                               12,870
                AAA       Aaa        12,500   Metropolitan Transportation Authority, New York, Commuter
                                              Facilities Revenue Refunding Bonds, Series B, 5.125% due
                                              7/01/2024 (a)(b)                                                       13,650
                AAA       Aaa         7,500   Metropolitan Transportation Authority, New York, Transportation
                                              Revenue Refunding Bonds, Series F, 5.25% due 11/15/2027 (i)             7,955
                AAA       Aaa        27,330   New York City, New York, City Municipal Water Finance Authority,
                                              Water and Sewer System Revenue Bonds, RITR, Series FR-6, 9.345%
                                              due 6/15/2026 (i)(k)                                                   31,205
                                              New York City, New York, GO:
                NR*       Aaa         6,920       RIB, Series 394, 9.692% due 8/01/2016 (i)(k)                        8,980
                A         A2         10,000       Series J, 5.25% due 5/15/2024                                      10,600
                A         A2          1,000       Series J, 5.25% due 5/15/2025                                       1,058
                A         A2          6,000       Sub-Series C-1, 5.25% due 8/15/2026                                 6,314
                AAA       Aaa         5,000   New York City, New York, Sales Tax Asset Receivable Corporation
                                              Revenue Bonds, Series A, 5% due 10/15/2032 (a)                          5,170
                AAA       Aaa        19,500   Port Authority of New York and New Jersey, Consolidated Revenue
                                              Bonds, AMT, One Hundred Thirty-Seventh Series, 5.125% due
                                              7/15/2030 (g)                                                          20,166

North Dakota--  AAA       Aaa         2,500   Grand Forks, North Dakota, Health Care Facilities Revenue Bonds
0.5%                                          (United Hospital Obligated Group), 6.25% due 12/01/2024 (i)             2,560
                NR*       Aa2         2,315   North Dakota State Housing Finance Agency, Home Mortgage Revenue
                                              Refunding Bonds (Housing Finance Program), AMT, Series A, 6.40%
                                              due 7/01/2020                                                           2,488

Ohio--0.6%      NR*       Aaa         1,500   Franklin County, Ohio, Hospital Improvement Revenue Bonds
                                              (Children's Hospital Project), 5.50% due 5/01/2028 (a)                  1,598
                AA        Aa2         5,020   Montgomery County, Ohio, Revenue Bonds (Catholic Health
                                              Initiatives), Series A, 5% due 5/01/2032                                5,088


MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P        Moody's      Face
State          Ratings++  Ratings++  Amount   Municipal Bonds                                                     Value
Oklahoma--0.9%  NR*       Aaa      $  7,500   Oklahoma State, IDR, Refunding, DRIVERS, Series 455, 9.424%
                                              due 2/15/2008 (i)(k)                                              $     9,042

Oregon--3.1%                                  Multnomah-Clackamas Counties, Oregon, Gresham-Barlo School
                                              District Number 10JT, GO (g):
                AAA       Aaa         2,625       5.50% due 6/15/2016                                                 2,941
                AAA       Aaa         2,525       5.50% due 6/15/2017                                                 2,829
                AAA       Aaa         3,035       5.50% due 6/15/2018                                                 3,401
                                              Portland, Oregon, Sewer System Revenue Bonds, Series A (c):
                AAA       Aaa         5,000       5.75% due 8/01/2019                                                 5,676
                AAA       Aaa        10,000       5.75% due 8/01/2020                                                11,285
                AA        Aa2         6,715   Umatilla County, Oregon, Hospital Facility Authority Revenue
                                              Bonds (Catholic Health Intiatives), Series A, 5% due 5/01/2032          6,806

Pennsylvania--  NR*       NR*         7,800   Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds,
4.8%                                          DRIVERS, Series 460-Z, 8.945% due 6/01/2012 (a)(k)                      9,212
                AAA       Aaa        10,000   Philadelphia, Pennsylvania, Gas Works Revenue Bonds, 1998 General
                                              Ordinance, 4th Series, 5% due 8/01/2032 (g)                            10,259
                                              Philadelphia, Pennsylvania, School District, GO (c):
                AAA       Aaa         5,175       Series B, 5.625% due 8/01/2021                                      5,720
                AAA       Aaa        12,115       Series D, 5.125% due 6/01/2034                                     12,608
                AAA       Aaa         6,000       Series D, 5.25% due 6/01/2034                                       6,347
                A-        NR*         5,000   Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                              Bonds (Guthrie Health Issue), Series B, 7.125% due 12/01/2031           5,875

South           NR*       Aaa         1,490   South Carolina Housing Finance and Development Authority, Mortgage
Carolina--2.3%                                Revenue Refunding Bonds, AMT, Series A-2, 6.35% due 7/01/2019 (g)       1,558
                NR*       Aaa        18,030   South Carolina Transportation Infrastructure Bank Revenue Bonds,
                                              Series A, 5% due 10/01/2029 (a)                                        18,479
                NR*       A1          4,200   Spartanburg County, South Carolina, Solid Waste Disposal
                                              Facilities Revenue Bonds (BMW Project), AMT, 7.55% due 11/01/2024       4,392

Tennessee--2.4% NR*       VMIG1**     1,400   Blount County, Tennessee, Public Building Authority, Local
                                              Government Public Improvement Revenue Bonds, VRDN, Series A-1G,
                                              1.75% due 6/01/2017 (a)(h)                                              1,400
                A-1+      VMIG1**     1,600   Knoxville, Tennessee, Utilities Board, Subordinated Gas System
                                              Revenue Bonds, VRDN, 1.74% due 1/15/2005 (g)(h)                         1,600
                A-1+      VMIG1**     4,000   Knoxville, Tennessee, Utilities Board, Subordinated Wastewater
                                              System Revenue Bonds, VRDN, 1.74% due 1/15/2005 (g)(h)                  4,000
                                              Sevier County, Tennessee, Public Building Authority Revenue Bonds,
                                              Local Government Public Improvement IV, VRDN (h):
                NR*       VMIG1**     1,500       Series B-6, 1.75% due 6/01/2020 (g)                                 1,500
                NR*       VMIG1**     1,980       Series E-4, 1.75% due 6/01/2020 (a)                                 1,980
                NR*       VMIG1**     3,500       Series E-5, 1.75% due 6/01/2020 (a)                                 3,500
                                              Tennessee HDA, Revenue Bonds (Homeownership Program), AMT,
                                              Series 2C:
                AA        Aa2         1,795       6.05% due 7/01/2012                                                 1,870
                AA        Aa2         2,250       6.15% due 7/01/2014                                                 2,320
                                              Tennessee HDA, Revenue Refunding Bonds (Homeownership Program),
                                              AMT, Series A (g):
                AAA       Aaa         4,010       5.25% due 7/01/2022                                                 4,200
                AAA       Aaa         2,840       5.35% due 1/01/2026                                                 2,947

Texas--13.2%    NR*       A3          7,500   Austin, Texas, Convention Center Revenue Bonds (Convention
                                              Enterprises Inc.), Trust Certificates, Second Tier, Series B,
                                              5.75% due 1/01/2032                                                     7,607
                AAA       Aaa         1,880   Bexar, Texas, Metropolitan Water District, Waterworks System
                                              Revenue Refunding Bonds, 6.35% due 5/01/2025 (i)                        1,958
                AAA       NR*        10,500   Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                              DRIVERS, AMT, Series 353, 8.895% due 5/01/2011 (i)(k)                  11,643
                AAA       NR*         7,500   Dallas-Fort Worth, Texas, International Airport Revenue Refunding
                                              Bonds, DRIVERS, AMT, Series 336Z, 9.639% due 11/01/2026 (c)(k)          8,410
                                              Harris County, Houston, Texas, Sports Authority, Revenue Refunding
                                              Bonds, Senior Lien, Series G (i):
                AAA       Aaa         1,665       5.75% due 11/15/2019                                                1,883
                AAA       Aaa         3,500       5.75% due 11/15/2020                                                3,958
                AAA       Aaa        10,000       5.25% due 11/15/2030                                               10,387
                AAA       VMIG1**    10,840   Harris County, Texas, Health Facilities Development Corporation,
                                              Hospital Revenue Bonds (Texas Children's Hospital), VRDN,
                                              Series B-1, 1.75% due 10/01/2029 (h)(i)                                10,840
                                              Houston, Texas, Airport System Revenue Refunding Bonds (g):
                NR*       Aaa        15,000       RIB, Series 845X, 8.95% due 7/01/2030 (k)                          17,473
                AAA       Aaa         9,500       Sub-Lien, AMT, Series A, 5.70% due 7/01/2030                        9,666


MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P        Moody's      Face
State          Ratings++  Ratings++  Amount   Municipal Bonds                                                     Value
Texas           AAA       Aaa      $  7,750   Houston, Texas, Combined Utility System, First Lien Revenue
(concluded)                                   Refunding Bonds, Series A, 5.125% due 5/15/2028 (i)               $     8,097
                A-1+      NR*         1,000   North Central Texas, Health Facility Development Corporation
                                              Revenue Bonds (Methodist Hospitals--Dallas), VRDN, Series B,
                                              1.74% due 10/01/2015 (h)(i)                                             1,000
                AAA       Aaa         4,875   Texas State Department of Housing and Community Affairs,
                                              S/F Mortgage Revenue Bonds, AMT, Series A, 5.45% due
                                              9/01/2023 (i)(l)                                                        5,114
                AAA       Aaa        10,000   Texas State Turnpike Authority, Central Texas Turnpike System
                                              Revenue Bonds, First Tier, Series A, 5.50% due 8/15/2039 (a)           10,795
                AAA       Aaa         4,000   Texas Technical University, Financing System Revenue Bonds,
                                              Seventh Series, 5.50% due 8/15/2019 (i)                                 4,503
                AAA       Aaa        10,000   Travis County, Texas, Health Facilities Development Corporation,
                                              Revenue Refunding Bonds, RITR, Series 4, 9.563% due
                                              11/15/2024 (a)(k)                                                      13,053
                AAA       Aaa        11,240   University of Houston, Texas, University Revenue Bonds, 5.50%
                                              due 2/15/2030 (i)                                                      12,210

Vermont--0.1%   AAA       Aaa         1,095   Vermont HFA, S/F Housing Revenue Bonds, AMT, Series 12B, 6.30%
                                              due 11/01/2019 (g)                                                      1,095

Virginia--0.2%  AAA       Aaa         2,500   Halifax County, Virginia, IDA, Exempt Facility Revenue Refunding
                                              Bonds (Old Dominion Electric Cooperative Project), AMT, 5.625% due
                                              6/01/2028 (a)                                                           2,712

Washington--                                  Bellevue, Washington, GO, Refunding (i):
18.2%           AAA       Aaa         2,545       5.25% due 12/01/2026                                                2,717
                AAA       Aaa         2,455       5.25% due 12/01/2027                                                2,613
                AAA       Aaa         2,850       5.25% due 12/01/2028                                                3,023
                AAA       Aaa         3,000       5.25% due 12/01/2029                                                3,181
                AAA       Aaa        17,600       5% due 12/01/2034                                                  18,032
                AAA       Aaa         3,030   Chelan County, Washington, Public Utility District Number 001,
                                              Consolidated Revenue Bonds (Chelan Hydro System), AMT, Series A,
                                              5.45% due 7/01/2037 (a)                                                 3,154
                                              Chelan County, Washington, Public Utility District Number 001,
                                              Consolidated Revenue Refunding Bonds (Chelan Hydro System),
                                              AMT (i):
                AAA       Aaa         6,595       Series B, 6.35% due 7/01/2026                                       7,309
                AAA       Aaa         6,000       Series C, 5.65% due 7/01/2032                                       6,399
                AAA       Aaa        10,000   Energy Northwest, Washington, Electric Revenue Refunding Bonds
                                              (Project Number 1), Series B, 6% due 7/01/2017 (i)                     11,669
                AAA       Aaa         3,500   Port Seattle, Washington, Revenue Bonds, Series A, 5.50% due
                                              2/01/2026 (i)                                                           3,804
                AAA       Aaa        19,565   Port Seattle, Washington, Revenue Refunding Bonds, Series B, AMT,
                                              5.20% due 7/01/2029 (i)                                                20,210
                AAA       Aaa        10,000   Radford Court Properties, Washington, Student Housing Revenue
                                              Bonds, 5.75% due 6/01/2032 (i)                                         11,148
                AAA       Aaa         1,720   Seattle, Washington, Drain and Wastewater Utility Revenue Bonds,
                                              5.75% due 11/01/2029 (i)                                                1,916
                AAA       Aaa         9,250   Seattle, Washington, Municipal Light and Power Revenue Bonds, 6%
                                              due 10/01/2024 (i)                                                     10,566
                                              Seattle, Washington, Water System Revenue Bonds:
                AAA       Aaa        23,665       5% due 9/01/2034 (i)                                               24,208
                AAA       Aaa         2,000       Series B, 6% due 7/01/2029 (c)                                      2,246
                                              Skagit County, Washington, Public Hospital District, GO,
                                              Series A (i):
                NR*       Aaa         4,945       5.25% due 12/01/2025                                                5,309
                NR*       Aaa         5,450       5.25% due 12/01/2026                                                5,819
                AAA       Aaa         7,250   Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds,
                                              Series B, 5.50% due 12/01/2019 (a)                                      7,957
                AAA       Aaa         7,000   Washington State Health Care Facilities Authority Revenue Bonds
                                              (Providence Health System), Series A, 5.25% due 10/01/2021 (i)          7,480
                                              Washington State, GO:
                NR*       NR*        10,000       DRIVERS, Series 438Z, 9.175% due 1/01/2009 (i)(k)                  12,049
                AAA       Aaa        10,235       Series B, 6% due 1/01/2015 (g)                                     11,601
                AAA       Aaa         5,695       Series B, 6% due 1/01/2017 (g)                                      6,455
                AAA       Aaa         2,000   University of Washington, University Revenue Bonds (Student
                                              Facilities Fee), 5.75% due 6/01/2025 (g)                                2,242

West            AAA       Aaa         5,925   Harrison County, West Virginia, County Commission for Solid
Virginia--0.6%                                Waste Disposal Revenue Bonds (Monongahela Power), AMT, Series C,
                                              6.75% due 8/01/2024 (a)                                                 6,066

Wisconsin--0.6%                               Wisconsin State Health and Educational Facilities Authority
                                              Revenue Bonds:
                A-1+      Aaa         2,600       (Gundersen Clinic, Ltd. & Lutheran Hospital-La Crosse), VRDN,
                                                  Series A, 1.74% due 12/01/2015 (g)(h)                               2,600
                BBB+      NR*         3,395       (Synergyhealth Inc.), 6% due 11/15/2032                             3,572

Puerto Rico--   A-        Baa1       11,000   Puerto Rico Public Buildings Authority, Government Facilities
1.1%                                          Revenue Refunding Bonds, Series I, 5.25% due 7/01/2029                 11,535

                                              Total Municipal Bonds (Cost--$1,588,566)--159.9%                    1,678,472


MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

                                     Shares
                                       Held   Short-Term Securities                                               Value
                                        131   Merrill Lynch Institutional Tax-Exempt Fund++++                   $       131

                                              Total Short-Term Securities (Cost--$131)--0.0%                            131

                Total Investments (Cost---$1,588,697***)--159.9%                                                  1,678,603
                Liabilities in Excess of Other Assets--(5.6%)                                                      (59,078)
                Preferred Stock, at Redemption Value--(54.3%)                                                     (570,102)
                                                                                                                -----------
                Net Assets Applicable to Common Stock--100.0%                                                   $ 1,049,423
                                                                                                                ===========

   * Not Rated.

  ** Highest short-term rating by Moody's Investors Service, Inc.
 *** The cost and unrealized appreciation/depreciation of investments as of October 31, 2004, as computed for federal income tax purposes, were as follows:

                                                 (in Thousands)

     Aggregate cost                              $    1,588,672
                                                 ==============
     Gross unrealized appreciation               $       90,149
     Gross unrealized depreciation                        (218)
                                                 --------------
     Net unrealized appreciation                 $       89,931
                                                 ==============

  ++ Ratings of issues shown are unaudited.

++++ Investments in companies considered to be an affiliate of the Fund
     (such companies are defined as "Affiliated Companies" in Section
     2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                 (in Thousands)

                                           Net          Dividend
     Affiliate                           Activity        Income

     Merrill Lynch Institutional
        Tax-Exempt Fund                     --             $1


 (a) AMBAC Insured.

 (b) Escrowed to maturity.

 (c) FGIC Insured.

 (d) FHA Insured.

 (e) XL Capital Insured.

 (f) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

 (g) FSA Insured.

 (h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2004.

 (i) MBIA Insured.

 (j) FNMA Collateralized.

 (k) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2004.

 (l) FNMA/GNMA Collateralized.

     Forward interest rate swaps outstanding as of October 31, 2004 were as follows:

                                                 (in Thousands)

                                        Notional     Unrealized
                                         Amount    Depreciation

     Receive a variable rate equal to
     7-Day Bond Market Association
     Municipal Swap Index Rate
     and pay a fixed rate equal to
     3.476% interest

     Broker, J.P. Morgan Chase Bank
     Expires January 2015                $226,000     $   (93)

     Receive a variable rate equal to
     7-Day Bond Market Association
     Municipal Swap Index Rate
     and pay a fixed rate equal to
     4.366% interest

     Broker, J.P. Morgan Chase Bank
     Expires August 2026                 $ 15,555        (752)
                                                      --------
     Total                                            $  (845)
                                                      ========


     See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004


Statement of Net Assets

As of October 31, 2004
Assets

           Investments in unaffiliated securities, at value
           (identified cost--$1,588,565,668)                                                                $ 1,678,472,207
           Investments in affiliated securities, at value (identified cost--$131,009)                               131,009
           Cash                                                                                                     262,358
           Receivables:
               Interest                                                                   $    26,606,900
               Securities sold                                                                 21,185,280
               Dividends from affiliates                                                                5        47,792,185
                                                                                          ---------------
           Prepaid expenses and other assets                                                                         71,113
                                                                                                            ---------------
           Total assets                                                                                       1,726,728,872
                                                                                                            ---------------

Liabilities

           Unrealized depreciation on forward interest rate swaps                                                   845,266
           Payables:
               Securities purchased                                                           104,567,355
               Investment adviser                                                                 771,224
               Dividends to Common Stock shareholders                                             653,447
               Other affiliates                                                                    55,315       106,047,341
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                   310,771
                                                                                                            ---------------
           Total liabilities                                                                                    107,203,378
                                                                                                            ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.10 per share
           (2,200 Series A Shares, 2,200 Series B Shares, 2,200 Series C Shares,
           2,200 Series D Shares, 4,000 Series E Shares, 2,400 Series F Shares,
           2,400 Series G Shares, 2,600 Series H Shares and 2,600 Series I Shares
           of AMPS* authorized, issued and outstanding at $25,000 per share
           liquidation preference)                                                                              570,102,262
                                                                                                            ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                                            $ 1,049,423,232
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

           Common Stock, par value $.10 per share (67,303,124 shares issued and
           outstanding)                                                                                     $     6,730,312
           Paid-in capital in excess of par                                                                     942,966,034
           Undistributed investment income--net                                           $    14,317,850
           Accumulated realized capital losses--net                                           (3,652,237)
           Unrealized appreciation--net                                                        89,061,273
                                                                                          ---------------
           Total accumulated earnings--net                                                                       99,726,886
                                                                                                            ---------------
           Total--Equivalent to $15.59 net asset value per share of Common Stock
           (market price--$14.57)                                                                           $ 1,049,423,232
                                                                                                            ===============

               * Auction Market Preferred Stock.

                 See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004


Statement of Operations

For the Year Ended October 31, 2004
Investment Income

           Interest                                                                                         $    76,023,977
           Dividends from affiliates                                                                                  1,231
                                                                                                            ---------------
           Total income                                                                                          76,025,208
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     7,224,356
           Commission fees                                                                      1,161,872
           Accounting services                                                                    355,833
           Transfer agent fees                                                                    165,260
           Professional fees                                                                       82,835
           Custodian fees                                                                          74,799
           Printing and shareholder reports                                                        62,217
           Listing fees                                                                            48,050
           Directors' fees and expenses                                                            41,834
           Pricing fees                                                                            33,748
           Other                                                                                   82,904
                                                                                          ---------------
           Total expenses before reimbursement                                                  9,333,708
           Reimbursement of expenses                                                                (262)
                                                                                          ---------------
           Total expenses after reimbursement                                                                     9,333,446
                                                                                                            ---------------
           Investment income--net                                                                                66,691,762
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                22,975,631
               Forward interest rate swaps--net                                              (13,951,315)         9,024,316
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                12,209,116
               Forward interest rate swaps--net                                                 (254,112)        11,955,004
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                               20,979,320
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

           Investment income--net                                                                               (5,014,754)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    82,656,328
                                                                                                            ===============

           See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004


Statements of Changes in Net Assets
                                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

           Investment income--net                                                         $    66,691,762   $    66,913,994
           Realized gain--net                                                                   9,024,316        14,488,371
           Change in unrealized appreciation/depreciation--net                                 11,955,004       (5,044,358)
           Dividends to Preferred Stock shareholders                                          (5,014,754)       (4,678,286)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                82,656,328        71,679,721
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                            (61,673,831)      (58,869,942)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to Common Stock
           shareholders                                                                      (61,673,831)      (58,869,942)
                                                                                          ---------------   ---------------

Common Stock Transactions

           Offering and underwriting costs resulting from issuance of Preferred Stock         (1,509,721)                --
           Proceeds from issuance of Common Stock resulting from reorganization                76,288,852                --
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from Common Stock transactions                 74,779,131                --
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

           Total increase in net assets applicable to Common Stock                             95,761,628        12,809,779
           Beginning of year                                                                  953,661,604       940,851,825
                                                                                          ---------------   ---------------
           End of year*                                                                   $ 1,049,423,232   $   953,661,604
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $    14,317,850   $    14,405,500
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    15.36   $    15.15   $    15.18   $    14.16   $    13.64
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                               1.04+++      1.08+++         1.07         1.08         1.09
           Realized and unrealized gain (loss)--net                 .25          .16        (.04)         1.05          .57
           Dividends and distributions to Preferred
           Stock shareholders:
               Investment income--net                             (.07)        (.08)        (.11)        (.23)        (.29)
               Realized gain--net                                    --           --         --++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.22         1.16          .92         1.90         1.37
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions to Common
           Stock shareholders:
               Investment income--net                             (.97)        (.95)        (.95)        (.88)        (.85)
               Realized gain--net                                    --           --         --++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions to Common
           Stock shareholders                                     (.97)        (.95)        (.95)        (.88)        (.85)
                                                             ----------   ----------   ----------   ----------   ----------
           Offering and underwriting costs resulting from
           the issuance of Preferred Stock                        (.02)           --           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    15.59   $    15.36   $    15.15   $    15.18   $    14.16
                                                             ==========   ==========   ==========   ==========   ==========
           Market price per share, end of year               $    14.57   $    14.51   $    14.31   $    15.06   $    12.75
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                     8.52%        8.18%        6.52%       13.89%       11.06%
                                                             ==========   ==========   ==========   ==========   ==========
           Based on market price per share                        7.36%        8.19%        1.42%       25.49%        5.94%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of reimbursement**                  .95%         .94%         .97%         .98%         .99%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses**                                        .95%         .95%         .97%         .98%         .99%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net**                         6.77%        6.99%        7.16%        7.34%        7.92%
                                                             ==========   ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Stock
           shareholders                                            .51%         .49%         .73%        1.59%        2.13%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net, to Common Stock
           shareholders                                           6.26%        6.50%        6.43%        5.75%        5.79%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock**

           Total expenses, net of reimbursement                    .64%         .64%         .66%         .66%         .65%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses                                          .64%         .65%         .66%         .66%         .65%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net                           4.61%        4.78%        4.86%        4.95%        5.22%
                                                             ==========   ==========   ==========   ==========   ==========


MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004


Financial Highlights (concluded)

The following per share data and ratios have been derived                    For the Year Ended October 31,
from information provided in the financial statements.          2004         2003         2002         2001          2000
Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders              1.08%        1.06%        1.53%        3.30%        4.11%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets applicable to Common Stock,
           end of year (in thousands)                        $1,049,423   $  953,662   $  940,852   $  940,359   $  877,390
                                                             ==========   ==========   ==========   ==========   ==========
           Preferred Stock outstanding, end of year
           (in thousands)                                    $  570,000   $  440,000   $  440,000   $  440,000   $  440,000
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   144.40%      114.05%       97.34%       99.00%      107.11%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                         $    2,841   $    3,167   $    3,138   $    3,137   $    2,994
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

           Series A--Investment income--net                  $      272   $      270   $      364   $      833   $    1,051
                                                             ==========   ==========   ==========   ==========   ==========
           Series B--Investment income--net                  $      283   $      273   $      364   $      842   $    1,051
                                                             ==========   ==========   ==========   ==========   ==========
           Series C--Investment income--net                  $      251   $      268   $      360   $      849   $    1,063
                                                             ==========   ==========   ==========   ==========   ==========
           Series D--Investment income--net                  $      264   $      247   $      348   $      825   $      986
                                                             ==========   ==========   ==========   ==========   ==========
           Series E--Investment income--net                  $      259   $      240   $      352   $      790   $    1,048
                                                             ==========   ==========   ==========   ==========   ==========
           Series F--Investment income--net                  $      271   $      274   $      359   $      860   $    1,010
                                                             ==========   ==========   ==========   ==========   ==========
           Series G--Investment income--net                  $      269   $      304   $      545   $      799   $      992
                                                             ==========   ==========   ==========   ==========   ==========
           Series H+++++--Investment income--net             $       63           --           --           --           --
                                                             ==========   ==========   ==========   ==========   ==========
           Series I+++++--Investment income--net             $       65           --           --           --           --
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
               Total investment returns exclude the effects of sales charges.

            ** Do not reflect the effect of dividends to Preferred Stock shareholders.

            ++ Amount is less than $(.01) per share.

           +++ Based on average shares outstanding.

         +++++ Series H and Series I were issued on August 23, 2004.

               See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004


Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to- market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004


Notes to Financial Statements (continued)


* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs--Direct expenses related to the public offering of the Fund's Preferred Stock were charged to capital at the time of issuance of the shares.

(g) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $90,827 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Advisor has agreed to reimburse its management fee by the amount of the management fees the Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the year ended October 31, 2004, FAM reimbursed the Fund in the amount of $262.

For the year ended October 31, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $1,300,000 in connection with the issuance of the Fund's Preferred Stock.

In addition, MLPF&S received $3,142 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 2004.

For the year ended October 31, 2004, the Fund reimbursed FAM $31,982 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2004 were $2,224,263,547 and $2,035,088,364, respectively.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004


Notes to Financial Statements (concluded)


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 2004 increased by 5,204,029 as a result of issuance of Common Stock from reorganization and for the year ended October 31, 2003 remained constant.

Preferred Stock
Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2004 were as follows: Series A, 1.549%; Series B, 1.60%; Series C, 1.37%; Series D, 1.419%; Series
E, 1.50%; Series F, 1.40%; Series G, 1.50%; Series H, 1.60%; and
Series I, 1.65%.

Shares issued and outstanding for the year ended October 31, 2004 increased by 5,200 shares from the issuance of two additional series of Preferred Stock. Shares issued and outstanding for the year ended October 31, 2003 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2004, MLPF&S earned $558,578 as commissions.


5. Distribution to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.081000 per share on November 29, 2004 to shareholders of record on November 12, 2004.

The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2003 was as follows:


                                   10/31/2004            10/31/2003

Distributions paid from:
   Tax-exempt income          $    66,688,585       $    63,548,228
                              ---------------       ---------------
Total distributions           $    66,688,585       $    63,548,228
                              ===============       ===============


As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                  $        90,826
Undistributed tax-exempt income--net                     14,293,014
Undistributed long-term capital gains--net                  939,137
                                                    ---------------
Total undistributed earnings--net                        15,322,977
Capital loss carryforward                                        --
Unrealized gains--net                                   84,403,909*
                                                    ---------------
Total accumulated earnings--net                     $    99,726,886
                                                    ===============

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


6. Acquisition of MuniInsured Fund, Inc.:
On June 7, 2004, the Fund acquired substantially all of the assets and the liabilities of MuniInsured Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 8,083,214 shares of Common Stock of MuniInsured Fund, Inc. for 5,204,029 shares of Common Stock of the Fund. MuniInsured Fund, Inc.'s net assets on that date of $76,288,852, including $2,192,376 of net unrealized appreciation and $1,110,901 of accumulated net realized capital losses were combined with those of the Fund. The aggregate net assets, before the deduction of Preferred Stock, immediately after the acquisition amounted to $1,426,634,109.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of MuniYield Insured Fund, Inc.:

We have audited the accompanying statement of net assets of MuniYield Insured Fund, Inc., including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Insured Fund, Inc. as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years indicated, in conformity with U.S. generally accepted accounting principles.


(Ernst & Young LLP)
Philadelphia, Pennsylvania
December 16, 2004



Important Tax Information (unaudited)


All of the net investment income distributions paid by MuniYield
Insured Fund, Inc. during the taxable year ended October 31, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.



Dividend Policy (unaudited)


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004



Automatic Dividend Reinvestment Plan (unaudited)


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004



In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010,
Telephone: 800-426-5523.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004


Officers and Directors (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*        President    1999 to   President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011          and          present   Managers, L.P. ("MLIM")/Fund Asset            157 Portfolios
Princeton,             Director               Management, L.P. ("FAM")-advised funds
NJ 08543-9011                                 since 1999; Chairman (Americas Region) of
Age: 64                                       MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
  Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*


James H. Bodurtha      Director     2002 to   Director, The China Business Group, Inc.      38 Funds       None
P.O. Box 9095                       present   since 1996 and Executive Vice President       55 Portfolios
Princeton,                                    thereof from 1996 to 2003; Chairman of the
NJ 08543-9095                                 Board, Berkshire Holding Corporation since
Age: 60                                       1980; Partner, Squire, Sanders & Dempsey
                                              from 1980 to 1993.


Joe Grills             Director     1994 to   Member of the Committee of Investment of      38 Funds       Kimco Realty
P.O. Box 9095                       present   Employee Benefit Assets of the Association    55 Portfolios  Corporation
Princeton,                                    of Financial Professionals ("CIEBA") since
NJ 08543-9095                                 1986; Member of CIEBA's Executive Committee
Age: 69                                       since 1988 and its Chairman from 1991 to 1992;
                                              Assistant Treasurer of International Business
                                              Machines Corporation ("IBM") and Chief
                                              Investment Officer of IBM Retirement Funds
                                              from 1986 to 1993; Member of the Investment
                                              Advisory Committee of the State of New York
                                              Common Retirement Fund since 1989; Member
                                              of the Investment Advisory Committee of the
                                              Howard Hughes Medical Institute from 1997 to
                                              2000; Director, Duke University Management
                                              Company from 1992 to 2004, Vice Chairman
                                              thereof from 1998 to 2004 and Director Emeritus
                                              thereof since 2004; Director, LaSalle Street
                                              Fund from 1995 to 2001; Director, Kimco Realty
                                              Corporation since 1997; Member of the Investment
                                              Advisory Committee of the Virginia Retirement
                                              System since 1998 and Vice Chairman thereof
                                              since 2002; Director, Montpelier Foundation
                                              since 1998 and its Vice Chairman since 2000;
                                              Member of the Investment Committee of the
                                              Woodberry Forest School since 2000; Member of
                                              the Investment Committee of the National Trust
                                              for Historic Preservation since 2000.


MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004


Officers and Directors (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors* (concluded)

Herbert I. London      Director     2002 to   John M. Olin Professor of Humanities, New     38 Funds       None
P.O. Box 9095                       present   York University since 1993 and Professor      55 Portfolios
Princeton,                                    thereof since 1980; President, Hudson
NJ 08543-9095                                 Institute since 1997 and Trustee thereof
Age: 65                                       since 1980; Dean, Gallatin Division of
                                              New York University from 1976 to 1993;
                                              Distinguished Fellow, Herman Kahn Chair,
                                              Hudson Institute from 1984 to 1985; Director,
                                              Damon Corp. from 1991 to 1995; Overseer,
                                              Center for Naval Analyses from 1983 to 1993.


Roberta Cooper Ramo    Director     2002 to   Shareholder, Modrall, Sperling, Roehl,        38 Funds       None
P.O. Box 9095                       present   Harris & Sisk, P.A. since 1993; President,    55 Portfolios
Princeton,                                    American Bar Association from 1995 to
NJ 08543-9095                                 1996 and Member of the Board of Governors
Age: 62                                       thereof from 1994 to 1997; Shareholder,
                                              Poole, Kelly & Ramo, Attorneys at Law,
                                              P.C. from 1977 to 1993; Director, ECMC
                                              Group (service provider to students, schools
                                              and lenders) since 2001; Director, United
                                              New Mexico Bank (now Wells Fargo) from 1983
                                              to 1988; Director, First National Bank of
                                              New Mexico (now Wells Fargo) from 1975 to
                                              1976; Vice President, American Law Institute
                                              since 2004.


Robert S. Salomon, Jr. Director     1996 to   Principal of STI Management (investment       38 Funds       None
P.O. Box 9095                       present   adviser) since 1994; Chairman and CEO of      55 Portfolios
Princeton,                                    Salomon Brothers Asset Management from
NJ 08543-9095                                 1992 to 1995; Chairman of Salomon Brothers
Age: 67                                       equity mutual funds from 1992 to 1995;
                                              regular columnist with Forbes Magazine from
                                              1992 to 2002; Director of Stock Research and
                                              U.S. Equity Strategist at Salomon Brothers
                                              from 1975 to 1991; Trustee, Commonfund from
                                              1980 to 2001.


Stephen B. Swensrud    Director     1992 to   Chairman of Fernwood Advisors, Inc.           39 Funds       None
P.O. Box 9095                       present   (investment adviser) since 1996; Principal,   56 Portfolios
Princeton,                                    Fernwood Associates (financial consultants)
NJ 08543-9095                                 since 1975; Chairman of R.P.P. Corporation
Age: 71                                       (manufacturing company) since 1978; Director
                                              of International Mobile Communications,
                                              Incorporated (telecommunications) since 1998.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004


Officers and Directors (unaudited)(concluded)

                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999
Princeton,             and          and       and Director since 2004; Vice President of FAMD since 1999; Vice President of
NJ 08543-9011          Treasurer    1999 to   MLIM and FAM from 1990 to 1997; Director of MLIM Taxation since 1990.
Age: 44                             present


Kenneth A. Jacob       Senior       2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          Vice         present   Management) of MLIM from 1997 to 2000.
Princeton,             President
NJ 08543-9011
Age: 53


John M. Loffredo       Senior       2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          Vice         present   Management) of MLIM from 1998 to 2000.
Princeton,             President
NJ 08543-9011
Age: 40


William R. Bock        Vice         1993 to   Vice President of MLIM since 1994.
P.O. Box 9011          President    present
Princeton,
NJ 08543-9011
Age: 68


Jeffrey Hiller         Chief        2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011          Compliance   present   President and Chief Compliance Officer of MLIM since 2004; Global Director
Princeton,             Officer                of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
NJ 08543-9011                                 Managing Director and Global Director of Compliance at Citigroup Asset
Age: 53                                       Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000.


Alice A. Pellegrino    Secretary    2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                       present   1999 to 2002; Attorney associated with MLIM since 1997.
Princeton,
NJ 08543-9011
Age: 44


* Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
EquiServe
P.O. Box 43010
Providence, RI 02940-3010


Preferred Stock:
The Bank of New York
101 Barclay Street--7 West
New York, NY 10286


NYSE Symbol
MYI


Andre F. Perold resigned as a Director of the Fund effective October 22, 2004.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004



Quality Profile (unaudited)


The quality ratings of securities in the Fund as of October 31, 2004 were as follows:


                                               Percent of
                                                 Total
S&P Rating/Moody's Rating                     Investments

AAA/Aaa                                          85.3%
AA/Aa                                             1.1
A/A                                               7.9
BBB/Baa                                           1.8
NR (Not Rated)                                    1.3
Other*                                            2.6

* Includes portfolio holdings in short-term securities.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre F. Perold (resigned as of October 1, 2004), (3) Robert S. Salomon, Jr., and (4)
Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -      Fiscal Year Ending October 31, 2004 - $32,000
                      Fiscal Year Ending October 31, 2003 - $32,550

(b) Audit-Related Fees -
                      Fiscal Year Ending October 31, 2004 - $3,000
                      Fiscal Year Ending October 31, 2003 - $3,000

The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(c) Tax Fees -        Fiscal Year Ending October 31, 2004 - $5,200
                      Fiscal Year Ending October 31, 2003 - $5,000

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -  Fiscal Year Ending October 31, 2004 - $0
                      Fiscal Year Ending October 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending October 31, 2004 - $8,200
    Fiscal Year Ending October 31, 2003 - $8,000

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

James H. Bodurtha
Joe Grills
Herbert I. London
Andre F. Perold (resigned as of October 1, 2004)
Roberta Cooper Ramo
Robert S. Solomon, Jr.
Stephen B. Swensrud

Item 6 - Schedule of Investments - Not Applicable

Item 7 -  Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies -

Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Insured Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Insured Fund, Inc.


Date: December 13, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Insured Fund, Inc.


Date: December 13, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Insured Fund, Inc.


Date: December 13, 2004